GIBO.Ai

A Unique AIGC Anime Streaming Platform in Asia

Investor Presentation

August 2024

This presentation (the "Presentation") has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Global IBO Group Ltd. ("GIBO" or the "Company") and Bukit Jalil Global Acquisition 1 Ltd. ("SPAC"), and related transactions (the "Proposed Business Combination").

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. The Company and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and SPAC. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act").

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and SPAC and is intended for the recipient hereof only.

Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein.

This Presentation speaks as of the date hereof. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this Presentation nor any further discussions of the Company and SPAC or any of their affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

This Presentation contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to projected financial and operating results, market opportunity and business prospects of the Company. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," "intends," "anticipates," "believes," "confident" or words of similar meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, many of which are beyond the Company's control. The Company and SPAC and affiliates, directors, officers, employees, advisors, representatives and underwriters assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances.

You acknowledge that you will be solely responsible for your own assessment of the market and the market position of the Company and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of the business of the Company.

GIBO.Ai

Prospective investors should carefully consider the risks described below, along with the other information contained in this Presentation, before making an investment decision. The risks and uncertainties described below are not the only ones the Company faces. Additional risks and uncertainties that are not presently known to the Company or that it currently deems immaterial may also impair its business operations. If any of these risks actually occur, the Company's business, financial condition, results of operations, and prospects could be materially and adversely affected. In such cases, the trading price of the securities could decline, and investors could lose all or part of their investment.

1. Market Risks

- Economic Conditions: Unfavorable conditions in GIBO's industry or the global economy, or reductions in IT spending, could limit GIBO's ability to grow its business and negatively affect its results of operations.
- Industry Competition: The markets in which GIBO participates are competitive and, if GIBO does not compete effectively, its business, financial condition, and results of operations could be harmed.

2. Operational Risks

- Technology Risks: AI technologies are constantly evolving. Any flaws or inappropriate usage of AI technologies, whether actual or perceived, whether intended or inadvertent, whether committed by us or by other third parties, could have a negative impact on GIBO's business, reputation and societal acceptance of AI solutions.
- Data Security: If the security of the personal information that GIBO (or its vendors) collects, stores, or processes is compromised or is otherwise accessed without authorization, or if GIBO fails to comply with its commitments and assurances regarding the privacy and security of such information, its reputation may be harmed and it may be exposed to liability and loss of business.

3. Financial Risks

- Revenue and Profitability: GIBO has not generated revenues and has a history of operating losses in the past. GIBO may not be able to monetize or generate revenues or reach and maintain profitability in the future.
- Funding Requirements: GIBO may require additional capital to support the growth of its business, and such capital might not be available on acceptable terms, if at all.

4. Regulatory Risks

- Compliance with Laws and Regulations: Any failure by GIBO or third parties with which it collaborates to comply with anti-money laundering and anti-terrorist financing laws and regulations could damage its reputation, expose it to significant penalties, and decrease its revenues and profitability.
- Changes in Laws and Regulations: GIBO is subject to stringent and evolving laws, regulations and standards, information security policies, and contractual obligations related to data privacy and security.

5. Strategic and Business Risks

- Execution of Future Plans: GIBO may not be able to execute some of its future plans and business strategies which may adversely affect its business prospects and growth.
- Dependence on Senior Management: GIBO's business depends on the continued efforts of its senior management. If one or more members of its senior management are unable or unwilling to serve in their present positions, GIBO's business may be severely disrupted.

6. Market Acceptance

- Service Acceptance: GIBO business depends on its ability to provide users with interesting and useful content, which in turn depends on the content contributed by the content creators on its platform.

7. Litigation and Legal Risks

- Legal Proceedings: GIBO may be subject to legal proceedings in the ordinary course of its business. Litigation could distract GIBO's management, increase its expenses or subject it to material money damages and other remedies.

This list of risk factors is not exhaustive, and new risk factors may emerge from time to time. Investors should conduct their own due diligence and consult with their financial and legal advisors before making any investment decision. A more expansive description of the key risk factors will be filed with the Securities and Exchange Commission (the "SEC") as part of the Form F-4 registration statement relating to the Business Combination and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significantly from, the above summary.

GIBO.Ai


Global IBO GROUP LTD
(Cayman)
100%
100%
Global IBO AI TECHNOLOGY LTD
(Cayman)
GIBO International Ltd
(Samoa)
100%
Hong Kong Daily Group Supply Chain Limited
(Hong Kong)

Today's Presenters



Dereck Lim

Chairman of
Global IBO Group Ltd



Zelt Kueh

CEO & CTO of
Global IBO Group Ltd



Karina Hung

CFO of
Global IBO Group Ltd



Neil Foo

CEO of Bukit Jalil Global
Acquisition 1 Ltd

Agenda

No.	Title
1	Introduction
2	Market Opportunity
3	Business Description
4	Consolidated Audited Financial Statements

GIBO.Ai

GIBO at a Glance

GIBO is a unique AI generated content anime streaming platform in Asia with more than 60 million users and growing.

1. Unique AI-powered technology empowering creativity and ideas for young people across Asia with strong monetization potential.
2. Advanced and proprietary AI technologies
3. Large and diversified user base and content library with a focus on Asia
4. Dedicated management team

60m+
Base Users
(As of December 31, 2023)

20k+
Creators
(As of December 31, 2023)

GIBO Enters the $56 Billion Animation Market in Asia.



GIBO.Ai

GIBO's Focus Is Asia's Animation Market, Estimated to Grow at a CAGR of 15.9% from 2023 to 2028.

Market Size of the Animation Market in Asia
(USD BILLION)


$117.00
15.9% CAGR
$56.00
2023
2028E

Source: Frost & Sullivan

Number of Viewers in Animations Streaming Platform Market in Asia
(BILLION)


1.5
4.3% CAGR
1.1
2023
2028E

Source: Frost & Sullivan

The Animation Streaming Market Is Estimated to **Grow at a CAGR Over 22%** Over the Next 5 Years.

Market Size of the Animation Streaming Platform Market in Asia
(USD BILLION)


46.6
22.3% CAGR
17.0
2023
2028E

Source: Frost & Sullivan

Market Size of the AIGC Animation Streaming Platform Market in Asia
(USD BILLION)


34.3
22.3% CAGR
12.5
2023
2028E

Source: Frost & Sullivan



Monetization Model

GIBO Click

AI technology for payment solution

- Subscription Fee
- Pay-Per-View Options
- Advertisement Revenue
- Licensing Fee

GIBO.Ai

GIBO User Interface

Home Page


GIBO.Ai
English
Enter Work Description to Search Works
Search
AI
VIP
Publish
Add
Home
Recommend
Follow
Likes
Collection
Watch History
Me
Video Category
Battle Throu...
Palace
Time Travel
Pirate
Pure Love
Idol
Mafia
Mythology
Cultivation
Advanced M...
This was a ninja battle worthy of being
@Magee
2305
Episode 1 Minglan came to the Shang ...
@Alma
Episode 2 Puella Magi Madoka Magic...
@Jerome
In Episode 3, the beautiful man turned
@Magee
6279
Episode 50: The darkened villain loves

GIBO User Interface

Create New Project


English
Enter Work Description to Search Works
Search
AI
VIP
Publish
Add
One-Stop Audio Comic Creation
Project Name
Project Name
0/50
Generation parameters
Default Prompt
Save As Default Prompt
4k, 8k, best quality, masterpiece
Default Negative Prompt
Save As Default Negative Prompt
EasyNegative, (nsfw:1.5), verybadimagenegative_v1.3, ng_deepnegative_v1_75t, (ugly face:0.8), cross-eyed, sketches, (worst quality:2), (low quality:2), (normal quality:2), lowres, normal quality, ((monochrome)), ((grayscale)), skin spots, acnes, skin blemishes, bad anatomy, DeepNegative, facing
Scene AI Assistant
Prompt AI Assistant
Batch size
2
Voice
Zhongli
Content
0/2000
Note: One scene per line, corresponding to one image
Generate

GIBO User Interface

Edit/Review Project


GIBO.Ai
English
Enter Work Description to Search Works
Search
AI
VIP
Publish
Add
Home
Recommend
Follow
Likes
Collection
Watch History
Me
Video Category
Battle Throu...
Palace
Time Travel
Pirate
Pure Love
Idol
Mafia
Mythology
Cultivation
Advanced M...
Sylvia
Edit Profile
Collection
Works 2
Batch Management
Edit Work
Uploaded file size: 10KB - 20MB
(png, jpg)
Title
"Cideella's Shoes" 01
10/20
Desc
Fill in a more comprehensive description
0/50
Label
Battle Through The Heavens
Palace
Horror
Edit
"Touch to God" 1
"Cideella's Shoes" 01

GIBO User Interface

Publish/Share Project



GIBO.Ai
English
Enter Work Description to Search Works
Search
AI
VIP
Publish
Add
Home
Recommend
Follow
Likes
Collection
Watch History
Me
Video Category
Battle Throu...
Palace
Time Travel
Pirate
Pure Love
Idol
Mafia
Mythology
Cultivation
Advanced M...
More Labels »
Business
UNMUTED
MUTED
Press the [down arrow key] or scroll the [mouse scroll wheel] to view more videos
Also supports clicking the [up and down buttons] on the right side of the screen to switch videos
@Jerome
Classic masterpiece, dark and depressin
Publish
Drag and drop / click to upload
Uploaded file size 1MB - 1GB
(.mp4)
Upload
Cover
Uploaded file size 10KB - 20MB
(.png .jpg)
Title
0/20
Desc
Fill in a more comprehensive description
0/50
Label
Battle Through The Heavens
Publish

GIBO User Journey


Idea Inspiration
Creative Training
Story Generation
Commercialization
Creative Trading

Passionate and Dedicated Founder-led Management

GIBO



Dereck Lim

Chairman

Dereck Lim is a successful entrepreneur and leader, known for his expertise in creating and scaling businesses. He is a team player with strong management experience and skills, particularly in the Asian market.



Zelt Kueh

CEO & CTO

Zelt Kueh is an AI and IT expert focused on applying AI technology to complex business problems. A certified specialist, he excels in using cutting-edge tech to simplify and resolve intricate business challenges, driving industry transformation and improving lives.



Karina Hung

CFO

Karina Hung is a seasoned leader with extensive experience in Asian companies and markets. She is a skilled professional in investment and capital markets, known for her proven leadership in financial planning and capital raising for rapidly growing startups.

GIBO.Ai

Profit & Loss

	2023	
	USD	Amount
NET SALES		-
GROSS PROFIT / (LOSS)		-
OTHER INCOME – BANK INTEREST		4,251
EXPENSES		
Research and Development		11,326,463
Depreciation and Amortization		76,097
General and Administrative Expenses		719,260
		12,121,820
LOSS BEFORE TAXATION		(12,117,569)
Taxation		-
LOSS AFTER TAXATION		(12,117,569)

Financial Highlights: Balance Sheet

	2023
	USD
FIXED ASSETS, NET	18,864
INTANGIBLE ASSETS, NET	533,334
RIGHT-OF-USE OPERATING LEASE ASSETS, NET	112,708
	664,906
CURRENT ASSESTS	6,817,482
TOTAL ASSETS	7,482,388
EQUITY	30,250,855
ACCUMULATED LOSSES	-24,392,523
	5,858,332
NON-CURRENT LIABILITIES – OPERATING LEASE	38,563
CURRENT LIABILITIES	1,585,493
TOTAL LIABILITIES	1,624,056
	7,482,388

A Leading AIGC Anime Streaming Platform in Asia

THANK YOU

Contact Us

ICR, LLC | US Investor Contact | +1 (646) 277 1200 | bill.zima@icrinc.com

Global IBO Group Ltd | admin@globalibo.com